Exhibit 10.1

Execution Version

AMENDMENT NO. 9

TO AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 9 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 27, 2023 (this “Amendment”), by and among CATALENT PHARMA SOLUTIONS, INC., a Delaware corporation (the “Borrower”), PTS INTERMEDIATE HOLDINGS LLC, a Delaware limited liability company (“Holdings”), the SUBSIDIARY GUARANTORS and the Lenders party hereto (which constitute the Required Lenders (as defined in the Existing Credit Agreement (as defined below)). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Existing Credit Agreement referred to below.

PRELIMINARY STATEMENTS:

WHEREAS, the Borrower, Holdings, JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender, and L/C Issuer, the other Lenders party thereto and the other agents party thereto have entered into an Amended and Restated Credit Agreement dated as of May 20, 2014 (as amended by Amendment No. 1 dated as of December 1, 2014, as further amended by Amendment No. 2, dated as of December 9, 2016, as further amended by Amendment No. 3, dated as of October 18, 2017, as further amended by Amendment No. 4, dated as of May 17, 2019, as further amended by Amendment No. 5, dated as of February 22, 2021, as further amended by Amendment No. 6, dated as of September 29, 2021, as further amended by Amendment No. 7, dated as of November 22, 2022, as further amended by Amendment No. 8, dated as of June 27, 2023, and as the same may have been amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and the Existing Credit Agreement as further amended by this Amendment, the “Credit Agreement”);

WHEREAS, pursuant to Section 6.01(a) of the Existing Credit Agreement, the Borrower is required to deliver to the Administrative Agent (for prompt further distribution to each Lender), within ninety (90) days after the fiscal year ended June 30, 2023 (such deadline, the “Existing Specified Annual Financial Statement Deliverables Deadline”), a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income or operations, stockholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of Ernst & Young LLP or any other independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit other than a going concern qualification resulting solely from an upcoming maturity date under the Facilities occurring within one year from the time such opinion is delivered (collectively, the “Specified Annual Financial Statement Deliverables”);

WHEREAS, pursuant to Section 6.01(b) of the Existing Credit Agreement, the Borrower is required to deliver to the Administrative Agent (for prompt further distribution to each Lender), within forty-five (45) days after the fiscal quarter ending September 30, 2023 (the “Existing Specified Quarterly Financial Statements Deadline”), a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter and the related (i) consolidated statements of income or operations for such fiscal quarter and for the portion of the fiscal year then ended and (ii) consolidated statements of cash flows for the portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations, stockholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end adjustments and the absence of footnotes (collectively, the “Specified Quarterly Financial Statements”);

WHEREAS, the Borrower has requested that the Lenders party hereto, which constitute the Required Lenders under and as defined in the Existing Credit Agreement, (i) extend the Existing Specified Annual Financial Statement Deliverables Deadline (solely as it relates to the delivery of the Specified Annual Financial Statement Deliverables) as set forth in Section 1 hereof and (ii) extend the Existing Specified Quarterly Financial Statements Deadline (solely as it relates to the delivery of the Specified Quarterly Financial Statements) as set forth in Section 1 hereof, in each case subject to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Lenders party hereto hereby agree:

(a) to extend the Existing Specified Annual Financial Statement Deliverables Deadline (solely as it relates to the delivery of the Specified Annual Financial Statement Deliverables) to November 27, 2023 (the “Extended Annual Financial Statement Deliverables Deadline”); and

(b) to extend the Existing Specified Quarterly Financial Statements Deadline (solely as it relates to the delivery of the Specified Quarterly Financial Statements) to January 13, 2024 (the “Extended Specified Quarterly Financial Statements Deadline”).

For the avoidance of doubt, from and after the Amendment No. 9 Effective Date (as defined below):

(a) no Lender shall fail to honor any Request for a Credit Extension solely as a result of, and, there shall be no Default arising from, the Borrower’s failure to deliver the Specified Annual Financial Statement Deliverables to the Administrative Agent on or prior to the Existing Specified Annual Financial Statement Deliverables Deadline unless the Borrower fails to deliver the Specified Annual Financial Statement Deliverables to the Administrative Agent on or prior to the Extended Annual Financial Statement Deliverables Deadline;

(b) no Lender shall fail to honor any Request for a Credit Extension solely as a result of, and there shall be no Default arising from, the Borrower’s failure to deliver the Specified Quarterly Financial Statements to the Administrative Agent on or prior to the Existing Specified Quarterly Financial Statements Deadline unless the Borrower fails to deliver the Specified Quarterly Financial Statements to the Administrative Agent on or prior to the Extended Specified Quarterly Financial Statements Deadline; and

(c) pursuant to Section 6.02(a) of the Credit Agreement, the Borrower shall be required to deliver to the Administrative Agent a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower no later than five (5) days after the delivery of each of (x) the Specified Annual Financial Statement Deliverables to the Administrative Agent and (y) the Specified Quarterly Financial Statements to the Administrative Agent.

SECTION 2. Conditions of Effectiveness of this Amendment. This Amendment shall become effective on the date when, and only when, the following conditions shall have been satisfied (such date, the “Amendment No. 9 Effective Date”):

(a) The Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by (i) Holdings, (ii) the Borrower, (iii) each of the Subsidiary Guarantors and (iv) the Lenders constituting the Required Lenders (as defined in the Existing Credit Agreement).

(b) On or prior to the Amendment No. 9 Effective Date, the Borrower shall have paid to the Administrative Agent by wire transfer of immediately available funds, for the account of each Lender that has executed a counterpart to this Amendment prior to 12:00 p.m. Eastern time on September 27, 2023 (each, a “Consenting Lender”), a consent fee (collectively, the “Consent Fees”) in an amount equal to the sum of (i) 0.05% of the aggregate committed amount of the Revolving Credit Commitments of each Consenting Lender as of September 22, 2023 plus (ii) 0.05% of the aggregate principal amount of the Term Loans of each Consenting Lender as of September 22, 2023.

SECTION 3. Representations and Warranties. To induce the Lenders party hereto to enter into this Amendment, each Loan Party represents and warrants to the Agents and the Lenders that:

(a) The execution, delivery and performance by each Loan Party party hereto of this Amendment are within such Loan Party’s corporate or other powers and have been duly authorized by all necessary corporate or other organizational action. This Amendment has been duly executed and delivered by each Loan Party party hereto. This Amendment constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

(b) As of the Amendment No. 9 Effective Date, the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Existing Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the Amendment No. 9 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language are true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(c) As of the Amendment No. 9 Effective Date, no Default exists.

SECTION 4. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(a) On and after the Amendment No. 9 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement.

(b) The Existing Credit Agreement, as specifically amended by this Amendment, and each of the other Loan Documents is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the

Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents nor constitute a novation of the Credit Agreement or any of the Loan Documents nor serve to effect a novation of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which instruments shall remain in full effect. Nothing herein shall be deemed to entitle any Loan Party to a further amendment to, or any consent, waiver, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(d) On and after the Amendment No. 9 Effective Date, this Amendment shall for all purposes constitute a Loan Document.

(e) Each Loan Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by such Loan Party pursuant to the Security Agreement) and confirms that such liens and security interests continue to secure the Obligations under the Loan Documents, subject to the terms thereof and (iii) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations pursuant to the Guaranty. This Amendment shall not constitute a novation of the Existing Credit Agreement or any other Loan Document.

SECTION 5. Costs and Expenses, Etc.

(a) The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of JPMorgan Chase Bank, N.A. (“JPMCB”) in connection with the preparation, execution, delivery and administration of this Amendment and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation, the reasonable fees and expenses of counsel for JPMCB (Davis Polk & Wardwell LLP)) in accordance with the terms of Section 10.04 of the Credit Agreement.

(b) The Borrower agrees that once paid and upon the Amendment No. 9 Effective Date, the Consent Fees will not be refundable under any circumstances and shall not be subject to any set-off or counterclaim. The Consent Fees will be payable in U.S. dollars in immediately available funds and shall be in addition to the costs and expenses referred to in Section 5(a) hereof. Each Consenting Lender may, in its discretion, allocate to its affiliates any Consent Fee payable to it.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic delivery (e.g., “pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

SECTION 7. GOVERNING LAW.

(a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, THE BORROWER, HOLDINGS, EACH AGENT PARTY HERETO AND EACH LENDER PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND AGREES THAT IT WILL NOT COMMENCE OR SUPPORT ANY SUCH ACTION OR PROCEEDING IN ANOTHER JURISDICTION. THE BORROWER, HOLDINGS, EACH AGENT PARTY HERETO AND EACH LENDER PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR OTHER DOCUMENT RELATED HERETO.

SECTION 8. WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 8 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 9 to Amended and Restated Credit Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CATALENT PHARMA SOLUTIONS, INC.

By:	/s/ Alessandro Maselli
Name:	Alessandro Maselli
Title:	President & Chief Executive Officer

Signature Page to Amendment No. 9 to Amended and Restated Credit Agreement (Catalent)

PTS INTERMEDIATE HOLDINGS LLC
CATALENT USA PACKAGING, LLC
CATALENT PHARMA SOLUTIONS, LLC
CATALENT CTS, LLC
CATALENT CTS (KANSAS CITY), LLC
R.P. SCHERER TECHNOLOGIES, LLC
CATALENT MTI PHARMA SOLUTIONS, INC.
CATALENT SAN DIEGO, INC.
CATALENT MICRON TECHNOLOGIES, INC.
REDWOOD BIOSCIENCE, INC.
CATALENT INDIANA, LLC
CATALENT INDIANA HOLDINGS, LLC
CATALENT HOLDCO II, LLC
CATALENT HOLDCO III, LLC
CATALENT HOLDCO IV, LLC
CATALENT MARYLAND, INC.
CATALENT HOUSTON, LLC
CATALENT MSTC, INC.
CATALENT HARMANS ROAD, LLC
CATALENT MASSACHUSETTS, LLC
CATALENT PRINCETON, LLC
CATALENT WELLNESS HOLDINGS, LLC
CATALENT WELLNESS CALIFORNIA, LLC
CATALENT WELLNESS, LLC
CATALENT WELLNESS INDIANA, LLC
CATALENT WELLNESS VIRGINIA, LLC
CATALENT WELLNESS NEW JERSEY, LLC
CATALENT HOLDCO V, LLC
CATALENT GREENVILLE, INC.

By:	/s/ Alessandro Maselli
Name:	Alessandro Maselli
Title:	President & Chief Executive Officer

Signature Page to Amendment No. 9 to Amended and Restated Credit Agreement (Catalent)

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Maurice Dattas
Name:	Maurice Dattas
Title:	Vice President

Signature Page to Amendment No. 9 to Amended and Restated Credit Agreement (Catalent)

[LENDER SIGNATURE PAGES ON FILE WITH THE ADMINISTRATIVE AGENT]

Signature Page to Amendment No. 9 to Amended and Restated Credit Agreement (Catalent)